Subsequent Events	12 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent events
32.	Subsequent events

On August 19, 2025, Brasilagro entered into a long-term agricultural partnership agreement, effective August 18, 2025, for the new operating unit located in the municipalities of Nova Lacerda, Mato Grosso do Sul, and Comodoro, Mato Grosso do Sul, with a total area of 3,081.90 hectares. The agreement has a term of 13 crop years, with an estimated average annual value of 14 bags of soybeans per hectare. Although the agreement was signed after the closing of the financial statements on June 30, 2025, its disclosure is considered relevant because it represents a significant expansion of the Company’s operations and has a potential future impact on the financial statements.